UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


        Illinois                         1-12936              36-3228472
   (State of Incorporation)     (Commission File Number)   (I.R.S. Employer
                                                          Identification No.)

                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT



Item 8.01         OTHER EVENTS



     Titan Tire Corporation, a subsidiary of Titan International, Inc., has been awarded two multi-year military contracts. See press release dated August 25, 2004.



Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS



         (c)      Exhibits

                  99    Titan International, Inc.'s press release dated
                        August 25, 2004, regarding Titan Tire Corporation being awarded two multi-year military contracts.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   TITAN INTERNATIONAL, INC.
                                       (Registrant)



Date:  August 25, 2004             By: /s/ Kent W. Hackamack
       ---------------                 ---------------------
                                        Kent W. Hackamack
                                        Vice President of Finance and Treasurer
                                        (Principal Financial Officer and
                                          Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99 Titan International, Inc.'s press release dated August 25, 2004, regarding Titan Tire Corporation being awarded two multi-year military contracts.